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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            GENCOR INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                            GENCOR INDUSTRIES, INC.
            5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 5, 1999


TO THE SHAREHOLDERS OF GENCOR INDUSTRIES, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of Gencor Industries, Inc., a Delaware corporation (the "Company"), will be held at the Gencor Corporate Offices, 5201 North Orange Blossom Trail, Orlando, Florida, on February 5, 1999 at 9:00 A.M., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1. To elect five Directors of the Company. Common Stock shareholders will elect one Director, and Class B Stock shareholders will elect four Directors.

2. To ratify the selection of Deloitte & Touche LLP, independent certified public accountants, as auditors for the Company for the year ending September 30, 1999.

3.   To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on December 18, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Shareholders should review the information provided herein in conjunction with the Company's 1998 Annual Report, which accompanies this Proxy Statement.

     The Company's Proxy Statement and proxy accompany this notice.

                                    By order of the Board of Directors,

                                    /s/ Jeanne M. Lyons
                                    ------------------------------------
                                    Jeanne M. Lyons, Secretary

Orlando, Florida
Date:  December 23, 1998
Enclosures

                         ****YOUR VOTE IS IMPORTANT****

YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 5, 1999

     This Proxy Statement is furnished in connection with the Annual Meeting of Shareholders of Gencor Industries, Inc. (the "Company") to be held February 5, 1999 at 9:00 a.m. local time, or any adjournments thereof at the Gencor Corporate Offices, 5201 North Orange Blossom Trail, Orlando, Florida. This Proxy Statement and accompanying proxy are first being mailed to shareholders on or about December 23, 1998.

                      SOLICITATION AND REVOCATION OF PROXY

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of the holders of the Company's Common Stock, par value $.10 per share, and Class B Stock, par value $.10 per share (hereinafter referred to as "Common Stock" and "Class B Stock," respectively) to be held February 5, 1999. The enclosed proxy may be revoked at any time before it is exercised by attending and voting in person at the meeting, by giving written notice of revocation to the Secretary of the Company prior to the taking of the vote for which such proxy has been given, or by delivery to the Secretary of the Company of a duly executed proxy bearing a later date. Notice and delivery shall occur upon actual receipt by the Secretary of the Company at its principal place of business. The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by telegraph by the Directors, Officers, and employees of the Company, or by the Company's transfer agent. Also, the Company will make arrangements with banks, brokerage houses, and other nominees, fiduciaries, and custodians holding shares in their names or in those of their nominees to forward proxy materials to the beneficial owners of shares, and the Company will upon request, reimburse such entities for their reasonable expenses in sending the proxy materials. All properly executed unrevoked proxies received in time for the meeting will be voted as specified. If no other indication is made, the proxies will be voted for the election of Directors shown as nominees and as recommended by the Board of Directors with regard to all other matters.

                               VOTING SECURITIES

     At the close of business on December 18, 1998, there were 7,337,318 shares of Common Stock and 1,825,150 shares of Class B Stock outstanding and entitled to vote at the Annual Meeting.

     The holders of such shares are entitled to one vote for each share of stock held by them on any matter to be presented at the Annual Meeting, including the election of Directors. The holders of Common Stock and Class B Stock will vote separately as a class on the election of Directors. Only shareholders of record at the close of business on December 18, 1998 are entitled to vote at the Annual Meeting and any adjournment thereof. Although the Company has not polled its Directors and Executive Officers, management expects that the Directors and Executive Officers will vote for the nominees and proposals as shown herein.

     The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of each class of Common Stock and Class B Stock will constitute a quorum.

                           PROPOSALS TO SHAREHOLDERS

1.  ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides that 75% (calculated to the nearest whole number, rounding a fractional number of five-tenths (.5) to the next highest whole number) of the members of the Board shall be elected by Class B shareholders voting separately as a class. The Company anticipates that the Class B Directors will be elected.

     Pursuant to the Company's Bylaws, the Board of Directors has fixed the number of Directors at five. The Board of Directors has selected the following persons as nominees for election as Directors at the 1999 Annual Meeting of
Shareholders:

     To be elected by the Class B shareholders:

     E.J. Elliott
     Constantine L. Corpas
     John E. Elliott
     Peter Kourmolis

     The affirmative vote of shareholders holding a majority of the Company's issued and outstanding Class B Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

     To be elected by Common Stock shareholders:

     Glenn B. Dalby

     The affirmative vote of shareholders holding a majority of the Company's issued and outstanding Common Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.

     Each of the nominees for the Board of Directors to be elected by the Class B and Common Stock shareholders is presently serving as a Director of the Company. Each Director elected at the Annual Meeting shall hold office until his respective successor has been elected and qualified, or until such individual's earlier resignation or removal.

     It is the intention of the persons named in the accompanying form of proxy to nominate and, unless otherwise directed, vote such proxies for the election of the nominees named above as Directors. The Board of Directors knows of no reason why any nominee for Director would be unable to serve as a Director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate, or the Board of Directors may reduce the number of Directors to eliminate the vacancy.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table lists each Director and Executive Officer of the Company and each nominee by class of stock for election as Director. The table also includes the age, principal occupation and business experience for the past five years, positions and offices held with the Company, and period of service as a Director or Executive Officer.

                                                                                                   EXECUTIVE           DIRECTOR
NAME, AGE, AND POSITIONS HELD          PRINCIPAL OCCUPATION AND BUSINESS                          OFFICER OF          OF COMPANY
WITH THE COMPANY                       EXPERIENCE DURING PAST FIVE YEARS                         COMPANY SINCE          SINCE
-----------------------------          ---------------------------------                         -------------        ----------
DIRECTORS TO BE ELECTED BY CLASS B STOCK SHAREHOLDERS:

E.J. Elliott, 69                       Chairman of the Board and President.                            1968              1968
Chairman of the Board and President
Director(1)(4)

Constantine L. Corpas, 69              Attorney, Corpas & Pahys.                                       ----              1968
Director(1)(2)(3)

John E. Elliott, 38                    Executive Vice President since 1989.                            1985              1985
Executive Vice President
Director(1)(4)

Peter Kourmolis, 82                    Investor                                                        ----              1968
Director(2)(3)

DIRECTORS TO BE ELECTED BY COMMON STOCK SHAREHOLDERS:

Glenn B. Dalby, 41                     Managing Director, Gencor ACP, Ltd. since                       1997              1998
Director                               1997; President, ACP Holdings PLC 1985 -
                                       1997.


EXECUTIVE OFFICERS OTHER THAN DIRECTORS(5):

David F. Brashears, 52                 Senior Vice President, Technology since                         1978              ----
                                       1993; Vice President, Engineering 1978 -
                                       1993.

Marc G. Elliott, 33 (4)                Vice President, Marketing since 1993.                           1993              ----
                                       Previously served in various marketing
                                       positions since he joined the Company in
                                       1988.

D. William Garrett, 49                 Vice President, Sales since 1991. Previously                    1991              ----
                                       held various top management positions
                                       with the Company or its subsidiaries since
                                       1984.

Russell R. Lee III, 49                 Treasurer since 1995.                                           1995              ----
                                       Corporate Controller, 1990 - 1995.

Jeanne M. Lyons                        Secretary since 1996.  Administrative                           1996              ----
                                       Assistant since 1995.  Administrative
                                       Assistant for the past 10 years.

(1)  Member of the Executive Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Compensation Committee.
(4)  E.J. Elliott is the father of John E. Elliott and Marc G. Elliott.
(5) Each executive officer holds office until his successor has been elected and qualified, or until his earlier resignation or removal.

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD

     During the twelve months ended September 30, 1998, the Board of Directors of the Company held four meetings. All Directors attended more than 75% of the meetings. The Board of Directors of the Company has a standing Audit Committee which met once during fiscal 1998. The Compensation Committee met once during fiscal 1998.

     The Compensation Committee endeavors to ensure that the compensation program for executive officers of the Company is effective in attracting and retaining key executives responsible for the success of the Company and in promoting its long-term interests and those of its stockholders. The committee, without applying any specific quantitative formulas, considers such factors as net income, earnings per share, duties and scope of responsibility, industry standards and comparable salaries for the geographic area, corporate growth, profits, goals and market share increases. The functions of the Compensation Committee include establishment of compensation plans for Gencor's executive officers and administration of certain of Gencor's employee benefit and compensation programs.

     The members of these committees are indicated by footnotes to the table under "Directors and Executive Officers of the Company" above. The Company does not have a Nominating Committee.

     The Audit Committee's responsibilities include selecting the Company's auditors and reviewing the Company's audit plan, financial statements and internal accounting and audit procedures.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, officers and certain stockholders to file with the Commission an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of equity securities of the Company. Based solely on its review of such forms received by it, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended September 30, 1998, by its officers, directors or stockholders.

DIRECTORS FEES

     Directors fees are paid by the Company to non employee directors at the rate of $1,000 per month. During the twelve months ended September 30, 1998, the Company paid directors fees in the aggregate amount of $24,000.


                             EXECUTIVE COMPENSATION

     The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended September 30, 1996, 1997 and 1998 for
(i) the President of the Company and (ii) each of the other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                           Long-Term
                                                           Annual                         Compensation
                                                        Compensation                         Awards
                                                        ------------                      ------------
                                                                                           Securities
                                                                                           Underlying            All Other
Name and Principal Position                Year          Salary(1)           Bonus         Options(#)         Compensation(2)
---------------------------                ----          ---------         --------       ------------        ---------------
E.J. Elliott                               1998           $300,000          $     0                  0                $4,500
Chairman of the Board and President        1997            295,800                0                  0                 3,375
                                           1996            300,000                0            400,000                 3,039

John E. Elliott                            1998           $125,000          $     0                  0                $  661
Executive Vice President                   1997            125,000                0                  0                     0
                                           1996            100,000                0            218,000                     0

D. William Garrett                         1998           $110,000          $31,079                  0                $2,750
Vice President, Sales                      1997            110,000                0                  0                 2,062
                                           1996            110,000            7,807             40,000                 1,851

Russell R. Lee III                         1998           $100,000          $31,079                  0                $2,500
Treasurer                                  1997             97,423           20,000                  0                 1,563
                                           1996             88,269                0             80,000                     0

David F. Brashears                         1998           $ 95,000          $15,540                  0                $2,375
Senior Vice President, Technology          1997             95,000                0                  0                 1,781
                                           1996             89,153           20,000             40,000                 1,697

(1) Does not include an amount for incidental personal use of business automobiles furnished by the Company to certain of its Named Executive Officers. The Company has determined that the aggregate incremental cost of such benefits to the Named Executive Officers does not exceed, as to any named individual, the lesser of $50,000 or 10% of the cash compensation reported for such person.

(2) The compensation reported under All Other Compensation represents contributions to the Company's 401(k) Plan on behalf of the Named Executive Officers to match 1996-1998 pretax executive contributions (included under salary) made by each executive officer to such plan.


OPTION GRANTS IN LAST FISCAL YEAR

     There were no grants of stock options made during the fiscal year ended September 30, 1998 to the persons named in the Summary Compensation Table above or to any other employees of the Company.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides information concerning stock options exercised by each of the Named Executive Officers of Gencor during fiscal 1998 and the value of options held by such officers at year end measured in terms of the closing price of Gencor Common Stock on September 30, 1998.

                                                             Number of Securities Under-       Value of Unexercised In The
                                                              lying Unexercised Options              Money Options at
                            Shares                             at September 30, 1998(#)          September 30, 1998($)(1)
                         Acquired on          Value         -----------------------------     ------------------------------
                         Exercise (#)      Realized ($)     Exercisable     Unexercisable     Exercisable     Unexercisable
                         -----------       -----------      -----------     -------------     -----------     -------------
E.J. Elliott                 190,000         1,353,750         590,000             0            7,771,250            0
John E. Elliott              100,000           712,500         318,000             0            4,189,625            0
Russell R. Lee III            80,000         1,245,000               0             0                    0            0
David F. Brashears                 0                 0          60,000             0              798,720            0
D. William Garrett                 0                 0          40,000             0              532,500            0

(1) Based upon a closing price of the Company stock of $15.25 per share on September 30, 1998 as reported on the American Stock Exchange and option prices of $1.94 and $2.38


                               STOCK OPTION PLAN

1997 STOCK OPTION PLAN

     In July 1996, the Company's Board of Directors, subject to the approval of its shareholders, adopted the Gencor Industries, Inc. 1997 Stock Option Plan (the "1997 Plan") which provides for the issuance of stock options to purchase an aggregate of up to 1,200,000 shares of the Company's Common Stock, 1,200,000 shares of the Company's Class B Stock and up to fifteen percent (15%) of the authorized common stock of any subsidiary. The 1997 Plan permits the grant of options to officers, directors and key employees of the Company. The 1997 Plan was approved by shareholders on April 11, 1997.

                     REPORT OF THE COMPENSATION COMMITTEE

GENERAL

     The Compensation Committee (the "Committee") of the Board of Directors consists of Constantine L. Corpas and Peter Kourmolis, each of whom is a non-employee director of the Company. The Compensation Committee administers the Company's executive compensation program, monitors corporate performance and its relationship to compensation for executive officers, and makes appropriate recommendations concerning matters of executive compensation.

COMPENSATION PHILOSOPHY

     The Committee has developed and implemented a compensation program that is designed to attract, motivate, reward and retain the broad based management talent required to achieve the Company's business objectives and increase stockholder value. There are two major components of the Company's compensation program: base salary, and incentives, each of which is intended to serve the overall compensation philosophy.

BASE SALARY

     The Company's salary levels for executive officers are intended to be consistent with competitive pay practices of similar sized companies within the industry. In determining executive officers' salaries, the Compensation Committee considers level of responsibility, competitive trends, the financial performance and resources of the Company, general economic conditions as well as factors relating to the particular individual, including overall job performance, level of experience and prior service, ability, and knowledge of the job. Base salaries were increased for certain executive officers in fiscal 1998 to maintain an externally competitive rate of pay.

INCENTIVES

     Incentives consist of stock options and, to a lesser extent, cash awards. The Committee strongly believes that the compensation program should provide employees with an opportunity to increase their ownership and potential for financial gain from increases in the Company's stock price. This approach closely aligns the best interests of shareholders, executives and employees. Therefore, executives and other employees are eligible to receive stock options, giving them the right to purchase shares of the Company's Common Stock at a specified price in the future. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and profitability, as measured by the market value of the Company's Common Stock. The granting of cash awards is discretionary and is not dependent on any one factor.

FIVE YEAR TOTAL RETURN COMPARISON

     The following graph compares the cumulative total return of the Company's stock with the Wilshire Small Capitalization Index and the Dow Jones Heavy Construction Index for the period 9/30/93 through 9/30/98. The Company's fiscal year ended 9/30/98. These calculations assume the value of investment in Company stock, the Wilshire Index and the Heavy Construction Index was $100 on 9/30/93. These calculations assume reinvestment of all dividends. A two and one half cents ($0.025) per share (split adjusted) cash dividend was declared on December 22, 1997, payable January 14, 1998 to shareholders of record on December 31, 1997.


                            [Graph Appears Here]


COMPARISON OF CUMULATIVE TOTAL RETURN AMONG GENCOR INDUSTRIES, INC., THE WILSHIRE SMALL CAP INDEX AND THE DOW JONES HEAVY CONSTRUCTION INDEX

                                           9/30/93      9/30/94      9/30/95      9/30/96      9/30/97      9/30/98
                                           -------      -------      -------      -------      -------      -------
Gencor Industries, Inc.                     100.00       148.46       123.07       179.42       335.05       758.85
Dow Jones Heavy Construction Index          100.00       132.32        95.95       107.30       114.54        77.49
Wilshire Small Capitalization Index         100.00       101.45       125.45       142.17       204.02       162.14


                      CERTAIN TRANSACTIONS WITH MANAGEMENT

     The Company leases vehicles from Marcar Leasing Corporation ("Marcar"), a corporation engaged in general leasing to the public of machinery, as well as vehicles, owned by members of E.J. Elliott's immediate family, including John E. Elliott and Marc G. Elliott. The terms of the leases are established based on the rates charged by independent leasing organizations and are believed by the Board of Directors to be more favorable than those generally available from independent third parties. Leases between the Company and Marcar generally provide for equal monthly payments over either thirty-six months or forty-eight months. During fiscal 1998, the Company made lease payments to Marcar in the aggregate amount of $227,680.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of December 4, 1998, with respect to (i) each person known to management to be the beneficial owner of more than 5% of the Company's Common Stock or Class B Stock, (ii) each Director and Executive Officer of the Company, and (iii) the Directors and Executive Officers of the Company as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power over the shares shown.

                                                          AMOUNT AND NATURE OF
                                                         BENEFICIAL OWNERSHIP(1)                    PERCENT OF CLASS(1)
                                                     --------------------------------             ------------------------
                                                       COMMON                CLASS B              COMMON           CLASS B
NAME AND ADDRESS OF BENEFICIAL OWNER                    STOCK                 STOCK                STOCK            STOCK
------------------------------------                 ---------              ---------             ------           -------
E.J. Elliott                                         1,700,658(2)(3)        1,348,318              21.2%             70.3%
5201 N. Orange Blossom Trail
Orlando, Florida  32810

Constantine L. Corpas                                  100,000(4)             110,000               1.3%              5.7%
5201 N. Orange Blossom Trail
Orlando, Florida  32810

John E. Elliott                                        468,536(5)             449,520(6)            6.3%             20.1%
5201 N. Orange Blossom Trail
Orlando, Florida  32810

Peter Kourmolis                                         60,500(7)                  --               0.8%               --
5201 N. Orange Blossom Trail
Orlando, Florida  32810

David F. Brashears                                     129,824(8)                  --               1.7%               --
5201 N. Orange Blossom Trail
Orlando, Florida  32810

Marc G. Elliott                                        120,000(5)             419,520(6)            1.6%             18.8%
5201 N. Orange Blossom Trail
Orlando, Florida  32810

D. William Garrett                                      93,397(9)                  --               1.3%               --
5201 N. Orange Blossom Trail
Orlando, Florida  32810

Russell R. Lee III                                      80,000                     --               1.1%               --
5201 N. Orange Blossom Trail
Orlando, Florida  32810

Wingspan Enterprises, Ltd.                             550,000(10)                 --               7.3%               --
Leicester, England

All Directors and Executive Officers as a
 Group (10 Persons)                                  3,066,915(11)          2,327,358(12)          37.2%             91.2%

(1) In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, shares that are not outstanding, but that are subject to option, warrants, rights or conversion privileges exercisable within 60 days have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right but have not been deemed outstanding for the purpose of computing the percentage for any other person.

(2) Includes 120,000 shares owned jointly with John E. Elliott and 120,000 shares owned jointly with Marc G. Elliott as well as 48,978 shares owned by the Elliott Foundation, Inc.

(3) Includes options to purchase 590,000 shares of Common Stock.

(4) Includes options to purchase 30,000 shares of Common Stock.

(5) Includes 120,000 shares owned jointly with E.J. Elliott.

(6) Includes options to purchase 318,000 shares of Class B Stock.

(7) Includes options to purchase 28,000 shares of Common Stock.

(8) Includes options to purchase 60,000 shares of Common Stock.

(9) Includes options to purchase 40,000 shares of Common Stock.

(10) A corporation in which Glenn B. Dalby, Director, is a principal shareholder. Includes options to purchase 70,000 shares of Common Stock.

(11) Includes options to purchase 822,000 shares of Common Stock.

(12) Includes options to purchase 636,000 shares of Class B Stock.


2.  SELECTION OF AUDITORS

     The Board of Directors has approved the Company's engagement of the firm of Deloitte & Touche LLP as the Company's independent auditors. Deloitte & Touche LLP has served as the Company's independent auditors since fiscal 1993, and is familiar with the Company's business and management. The Board of Directors believes that Deloitte & Touche LLP has the personnel, professional qualifications and independence necessary to act as the Company's independent auditors.

     Representatives of Deloitte & Touche LLP are expected to appear at the Annual Meeting to make a statement, if they wish to do so, and to be available to answer appropriate questions from shareholders at that time.

     While ratification by shareholders of this appointment is not required by law or the Company's Certificate of Incorporation or Bylaws, management of the Company believes that such ratification is desirable. In the event this appointment is not ratified by an affirmative vote of shareholders holding a majority of the Company's issued and outstanding Common Stock and Class B Stock, together, in attendance at the meeting, either in person or by proxy, the Board of Directors of the Company will consider that fact when it appoints independent public accountants for the next fiscal year.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF ITS SELECTION OF DELOITTE & TOUCHE LLP AT THE 1998 ANNUAL MEETING.


                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present any matter for action at the Annual Meeting, other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their judgment on such matters.


                             SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in the proxy materials for the Company's 1999 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received by the President of the Company by September 1,1999. Shareholder proposals must be made in compliance with applicable legal requirements promulgated by the Securities and Exchange Commission and be furnished to the President by certified mail, return receipt requested.

     YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 1998 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Jeanne M. Lyons
                                    ----------------------------------
                                    Jeanne M. Lyons, Secretary
                                    Orlando, Florida
                                    December 23, 1998

                           COMMON SHAREHOLDER PROXY

                            GENCOR INDUSTRIES INC.

            THIS COMMON SHAREHOLDER PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS
           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS FEBRUARY 5, 1999

     The undersigned hereby appoints E.J. Elliott, John E. Elliott, or any of them, as proxies, each with the power to appoint his or her substitute, to represent, and vote all shares of Common Stock on behalf of the undersigned as designated on the reverse side at the Annual Meeting of Shareholders of Gencor Industries, Inc., to be held February 5, 1999 and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


------------------------------------------------------------------------------------------------------------------------------------
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.                           Please mark your votes as   [X]
                                                                                             indicated in this example

1.  ELECTION OF DIRECTORS                         Glenn B. Dalby
    FOR nominee listed at          WITHHOLD       (INSTRUCTION: To withhold authority to vote for any individual nominee, write that
   right (except as marked        AUTHORITY       nominee's name in the space provided below).
   to the contrary at right)     to vote for      ----------------------------------------------------------------------------------
              [_]                    [_]             This Proxy, when properly executed, will be voted in the manner directed herein by the Undersigned shareholder.  If no direction is indicated, the Proxy will vote
                                                  FOR Proposals 1 and 2.

                                                     PLEASE MARK ON THIS SIDE: THEN SIGN, DATE AND RETURN THIS
                                                  PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

2.  PROPOSAL TO RATIFY THE SELECTION OF
    DELOITTE & TOUCHE LLP AS AUDITORS                PLEASE SIGN EXACTLY AS THE NAME(S) APPEAR(S) HEREON.  If shares
       FOR     AGAINST    ABSTAIN                 are held in the name of two or more persons, all must sign.  When signing as
       [_]       [_]        [_]                   Attorney, Executor, Administrator, Personal Representative, Trustee, or Guardian
                                                  give full title as such.  If signer is a corporation, sign full corporate name by duly authorized officer.
                                                                             THIS PROXY IS SOLICITED
                                                                       ON BEHALF OF THE BOARD OF DIRECTORS

                                                  Date:                     , 1999
                                                        --------------------

                                                  -------------------------------------------------------------------------------
                                                  Signature

                                                  -------------------------------------------------------------------------------
                                                  Signature if held jointly

                           CLASS B SHAREHOLDER PROXY

                            GENCOR INDUSTRIES INC.

           THIS CLASS B SHAREHOLDER PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS
           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS FEBRUARY 5, 1999

     The undersigned hereby appoints E.J. Elliott, John E. Elliott, or any of them, as proxies, each with the power to appoint his or her substitute, to represent, and vote all shares of Class B Stock on behalf of the undersigned as designated on the reverse side at the Annual Meeting of Shareholders of Gencor Industries, Inc., to be held February 5, 1999, and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


-----------------------------------------------------------------------------------------------------------------------
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.                      Please mark your votes as   [X]
                                                                                        indicated in this example

1. ELECTION OF DIRECTORS                        E.J. Elliott, John E. Elliott, Constantine L. Corpas, Peter Kourmolis
   FOR nominee listed at       WITHHOLD         (INSTRUCTION: To withhold authority to vote for any individual nominee,
 right (except as marked      AUTHORITY         write that nominee's name in the space provided below).
to the contrary at right)    to vote for
          [_]                    [_]            -----------------------------------------------------------------------
                                                     This Proxy, when properly executed, will be voted in the manner directed herein by the Undersigned shareholder. If no direction is indicated, the Proxy will vote FOR Proposals 1 and 2.

                                                     PLEASE MARK ON THIS SIDE; THEN SIGN, DATE AND RETURN THIS PROXY
                                                CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
2. PROPOSAL TO RATIFY THE SELECTION OF
   DELOITTE & TOUCHE LLP AS AUDITORS                 PLEASE SIGN EXACTLY AS THE NAME(S) APPEAR(S) HEREON. If shares are held in the name of two or more persons, all must sign. When signing as
     FOR      AGAINST     ABSTAIN               Attorney, Executor, Administrator, Personal Representative, Trustee, or
     [_]        [_]         [_]                 Guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.

                                                                          THIS PROXY IS SOLICITED
                                                                    ON BEHALF OF THE BOARD OF DIRECTORS

                                                Date:                       , 1999
                                                      ----------------------

                                                -----------------------------------------------------------------------
                                                Signature

                                                -----------------------------------------------------------------------
                                                Signature if held jointly